UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2026
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AbCellera Biologics Inc.
(Exact name of registrant as specified in its charter)
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British Columbia	001-39781	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

150 W 4th Avenue Vancouver, BC	V5Y 1G6
(Address of registrant’s principal executive office)	(Zip code)
(604) 559-9005
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common shares	ABCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD

On August 10, 2026, AbCellera Biologics Inc. (the “Company”) issued a press release announcing positive top-line results from the Phase 2 portion of its Phase 1/2 clinical trial evaluating ABCL635, an investigational neurokinin 3 receptor (NK3R) antagonist antibody, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In connection with announcing the top-line results from the Phase 2 portion of its Phase 1/2 clinical trial evaluating ABCL635, the Company will hold an investor conference call and webcast at 4:30 a.m. Pacific Time (7:30 a.m. Eastern Time) today. The webcast and accompanying investor presentation will be accessible on the “Investors” section of the company website at www.abcellera.com. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Form 8-K (including the exhibits attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description
99.1	Press Release issued by AbCellera Biologics Inc. on August 10, 2026.
99.2	AbCellera Biologics Inc. Investor Presentation, dated August 10, 2026.
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2026	ABCELLERA BIOLOGICS INC.

	By:	/s/ Carl L. G. Hansen
Carl L. G. Hansen, Ph.D.
Chief Executive Officer and Director (Principal Executive Officer)